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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 1997
                                                -------------------------------
                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)



      Delaware                     0-20803                        74-2644120
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    (State or other               (Commission                  (I.R.S. Employer
    jurisdiction                  File Number)               Identification No.)
   of incorporation)




             5000 Plaza on the Lake, Suite 200, Austin, Texas 78746
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (512) 328-1112
                                                  -----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)



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ITEM 5.        OTHER EVENTS.

               Pursuant to Rule 135c(d) of the Securities Act of 1933, as amended, attached as Exhibit 99.1 is the press release issued by IXC Communications, Inc. dated August 5, 1997, which is hereby incorporated by reference herein.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (C)  EXHIBITS

               99.1 Press release dated August 5, 1997



                                       2.

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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               Date:  August 6, 1997

                                    IXC Communications, Inc.



                                    By: /s/ John J. Willingham
                                        -------------------------------
                                        John J. Willingham
                                        Senior Vice President


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                                  EXHIBIT INDEX


Exhibit
Number         Description
------         -----------

99.1           Press release dated August 5, 1997



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